Related Party Transactions	6 Months Ended
Aug. 31, 2011
Related Party Transactions
3.           Related Party Transactions

a)
On June 25, 2007, the Company issued 75,000 shares of common stock at $0.15 per share to Starfire Minerals Inc. (“Starfire”) as part of its contract to Option to Purchase Property in Quebec.  Richard Pierce, President of Santos Resource Corp. is a director on the board of each company.

b)
A shareholder loaned the Company $68,521 during the period April 2007 to August 31, 2011. The loan is non interest bearing and unsecured and is payable upon request from the shareholder; accordingly fair value cannot be reliably determined.

c)	A shareholder of the Company contributed services to the Company. The amounts are not recorded as it is not material.